UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2023

Date of reporting period:	9/30/2023

Item 1 – Reports to Stockholders

PGIM JENNISON SMALL COMPANY FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Small Company Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined in September when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, equities in both US and international markets posted gains.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds posted small gains for the overall period, while US high yield corporate bonds and emerging-market debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Small Company Fund

November 15, 2023

PGIM Jennison Small Company Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/2023
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	1.05	5.11	7.63	—

(without sales charges)	6.93	6.31	8.24	—

Class C

(with sales charges)	5.04	5.57	7.47	—

(without sales charges)	6.04	5.57	7.47	—

Class R

(without sales charges)	6.67	6.11	8.03	—

Class Z

(without sales charges)	7.28	6.68	8.57	—

Class R2

(without sales charges)	6.87	6.35	N/A	6.96 (11/28/2017)

Class R4

(without sales charges)	7.13	6.55	N/A	7.24 (11/28/2017)

Class R6

(without sales charges)	7.38	6.80	8.74	—

Russell 2500 Index

	11.28	4.55	7.90	—

S&P SmallCap 600 Index

	10.08	3.21	8.15	—

Average Annual Total Returns as of 9/30/2023 Since Inception (%)

Class R2, Class R4
(11/28/2017)

Russell 2500 Index	5.72

S&P SmallCap 600 Index	5.07

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

4    Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2500 Index and the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2013) and the account values at the end of the current fiscal year (September 30, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Small Company Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

6    Visit our website at pgim.com/investments

Benchmark Definitions

Russell 2500 Index—The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

S&P SmallCap 600 Index*—The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller company US common stocks that cover all industry sectors. It gives a broad look at how US small-cap stock prices have performed.

*The S&P SmallCap 600 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 9/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

Targa Resources Corp.	Oil, Gas & Consumable Fuels	2.7%

Gaming & Leisure Properties, Inc.	Specialized REITs	2.3%

Universal Display Corp.	Semiconductors & Semiconductor Equipment	2.1%

Trinity Industries, Inc.	Machinery	2.0%

Kirby Corp.	Marine Transportation	2.0%

Performance Food Group Co.	Consumer Staples Distribution & Retail	1.8%

Constellium SE	Metals & Mining	1.8%

Chord Energy Corp.	Oil, Gas & Consumable Fuels	1.7%

WEX, Inc.	Financial Services	1.7%

Axis Capital Holdings Ltd.	Insurance	1.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Small Company Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Small Company Fund’s Class Z shares returned 7.28% in the 12-month reporting period that ended September 30, 2023, underperforming the 11.28% return of the Russell 2500 Index (the Index).

What were the market conditions?

•

The investment backdrop during the reporting period can be divided into three sections. In the last three months of 2022, investors remained uncertain about inflationary pressures and US Federal Reserve (Fed) policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession.

•

In the first six months of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and reduce their head counts, enabling them to exceed Wall Street expectations. Growth companies, led by technology, rose sharply.

•

However, during the third quarter of 2023, macroeconomic and political developments stoked investor unease. Threats of a federal government shutdown, strikes at several US automakers, and tensions with China made the path to slower growth and a soft landing appear less smooth or likely. Oil prices moved higher on the back of coordinated supply restraints imposed by the OPEC+ oil-producing nations and a subsequent rebound in gasoline prices. US consumer confidence ticked down, while employment and home prices held firm. The US economy’s ongoing resilience, coupled with higher interest rates, reinvigorated the value of the US dollar, which closed the period near its early-2023 levels.

•

The collapse in March 2023 of Silicon Valley Bank, the 16th-largest US bank by assets, was largely contained. Regulators closed several ailing banks—none of which were held by the Fund—and provided additional bank borrowing facilities and deposit guarantees. However, the underlying issue of asset/liability mismatch on many banks’ balance sheets remained unresolved.

•

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for companies supplying the foundational components to design, build, and run AI and machine-learning capabilities.

•

Small-cap stocks underperformed their large- and mid-cap counterparts during the period. Within the Index, the energy and industrials sectors saw the greatest gains. The largest declines were seen in the healthcare and utilities sectors.

8    Visit our website at pgim.com/investments

What worked?

•

From a sector perspective, stock selection in financials and energy added the most value relative to the Index during the reporting period. Security selection within consumer discretionary was also positive.

•

Individual positions that performed well were diversified across several different sectors, with top performers including Targa Resources Corp., Horizon Therapeutics plc, Performance Food Group Co., Saia, Inc., and Toll Brothers, Inc.

•

Targa Resources owns a portfolio of integrated midstream energy assets across the natural gas and natural gas liquids (NGLs) value chain. In addition to an attractive business model, strong balance sheet, and industry-leading free cash flow generation, management continues to execute well. A strong earnings report and the stock’s inclusion in the S&P 500 Index were two of several positive data points for the company during the period.

•

Biopharmaceutical company Horizon Therapeutics focuses on researching, developing, and commercializing medicines that address unmet treatment needs for rare and rheumatic diseases. Shares benefited from strong sales of key treatments, especially Krystexxa and Uplinza, as well as stabilization of Tepezza sales. The position was eliminated during the reporting period as Jennison found limited additional upside.

•

Performance Food Group, a foodservice distributor leader headquartered in Richmond, Virginia, operates a nationwide network of over 100 distribution centers. The company gained share and is poised, in Jennison’s view, to achieve higher synergies from recent acquisitions.

•

American trucking company Saia benefited from good cost controls and volume momentum. Jennison views the company’s network expansion—both in the Northeast and within the company’s legacy footprint—as a key driver of growth going forward.

•

Toll Brothers designs, builds, markets, sells, and arranges financing for residential and commercial properties in the US. The company is executing very well and benefiting from both supply and demand dynamics. Despite a challenging environment for new home sales, Toll Brothers and other builders have made sufficient changes to their business models since the recession of 2008-2009 to better weather economic downturns.

What didn’t work?

•	Stock selection in the healthcare, information technology, and industrials sectors detracted the most from relative results.

•	Underweights to the information technology and materials sectors also weighed on relative returns.

•

Individual positions that detracted the most were diversified across several different sectors and included Tower Semiconductor Ltd., ZoomInfo Technologies, Inc., TELUS International (Cda), Inc., Etsy, Inc., and Apellis Pharmaceuticals, Inc.

PGIM Jennison Small Company Fund    9

Strategy and Performance Overview* (continued)

•

Shares in integrated circuits manufacturer Tower Semiconductor were weak due to a broad, industry-wide inventory correction, as well as the termination of Intel’s planned acquisition of the company. With the cash gained from the deal’s end, Jennison believes Tower is well-positioned to fuel organic growth.

•	Jennison eliminated the Fund’s position in ZoomInfo following the release of disappointing organic bookings growth and lowered expectations for 2023.

•

E-commerce website Etsy specializes in handmade or vintage items and craft supplies. While results during the period were mostly solid, there are some concerns about macroeconomic headwinds and discretionary spending prospects. Etsy operates in a niche, differentiated, and fast-growing segment of retail as a scaled, global, two-sided marketplace for unique and creative goods. In Jennison’s view, Etsy provides opportunity for durable high margins and increasing returns at scale in a capital-light model with higher profitability than its e-commerce peers.

•

Canadian technology company TELUS International provides IT services and multilingual customer service to global clients. The company lowered 2023 guidance due to softening demand, which weighed heavily on shares. While Jennison’s expectations were lowered, the resulting valuation appeared very attractive. As of the end of the period, the position was under evaluation by Jennison.

•

Biotech company Apellis Pharmaceuticals focuses on complement therapeutics, with a growing pipeline of drugs targeting rare diseases, ophthalmology, and neurology. Shares were down because of reports of inflammation following administration of the company’s ocular medication, Syfovre. Jennison believes these side effects likely resulted from the way the drug was administered, rather than the drug itself; however, Jennison is closely monitoring the situation.

Current outlook

•

Sentiment in the near term is clouded by uncertainties due to—but not limited to—repeated threats of a government shutdown, auto strikes, the restart of student loan repayments, and the lagged effect on financing costs and spending intentions of interest rates at 15-year highs. These impediments will likely weigh on economic growth into year-end and deepen the deceleration that Jennison has been anticipating since 2023 began.

•

US consumers, with less robust prospects overall, are beginning to show stress—primarily at lower income levels. Overall, a healthy employment backdrop and residential real estate strength, which bolsters net worth, are variables that point to a moderate slowdown.

•	From a forward-looking perspective, small-cap stocks appear very attractively valued on an absolute and relative basis relative to large-cap stocks.

•

Jennison remains optimistic that Fund holdings are well-positioned to navigate the prevailing complex macroeconomic and market landscape. From a positioning perspective, the Fund remains prudently diversified and is balanced relative to the index.

10    Visit our website at pgim.com/investments

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Small Company Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small Company Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 956.30	1.15%	$ 5.64

	Hypothetical	$1,000.00	$1,019.30	1.15%	$ 5.82

Class C	Actual	$1,000.00	$ 952.60	1.98%	$ 9.69

	Hypothetical	$1,000.00	$1,015.14	1.98%	$10.00

Class R	Actual	$1,000.00	$ 955.00	1.34%	$ 6.57

	Hypothetical	$1,000.00	$1,018.35	1.34%	$ 6.78

Class Z	Actual	$1,000.00	$ 957.90	0.80%	$ 3.93

	Hypothetical	$1,000.00	$1,021.06	0.80%	$ 4.05

Class R2	Actual	$1,000.00	$ 956.30	1.18%	$ 5.79

	Hypothetical	$1,000.00	$1,019.15	1.18%	$ 5.97

Class R4	Actual	$1,000.00	$ 957.10	0.93%	$ 4.56

	Hypothetical	$1,000.00	$1,020.41	0.93%	$ 4.71

Class R6	Actual	$1,000.00	$ 958.20	0.69%	$ 3.39

	Hypothetical	$1,000.00	$1,021.61	0.69%	$ 3.50

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Small Company Fund    13

Schedule of Investments

as of September 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.5%

COMMON STOCKS

Aerospace & Defense 1.3%

Hexcel Corp.	548,331	$35,718,281

Automobiles 0.0%

Electric Last Mile Solutions, Inc.*	760,000	53,200

Banks 5.8%

BankUnited, Inc.	421,773	9,574,247
Brookline Bancorp, Inc.	1,421,847	12,953,026
East West Bancorp, Inc.	598,938	31,570,022
Eastern Bankshares, Inc.	1,338,272	16,781,931
First Bancorp	65,761	1,850,514
First Interstate BancSystem, Inc. (Class A Stock)(a)	595,003	14,839,375
Hilltop Holdings, Inc.	476,480	13,512,973
Pinnacle Financial Partners, Inc.	579,745	38,866,105
Western Alliance Bancorp	262,166	12,051,771
WSFS Financial Corp.(a)	152,562	5,568,513

		157,568,477

Biotechnology 3.1%

Apellis Pharmaceuticals, Inc.*(a)	660,484	25,124,811
Arcutis Biotherapeutics, Inc.*(a)	778,196	4,132,221
Argenx SE (Netherlands), ADR*	37,045	18,212,433
Avid Bioservices, Inc.*	1,037,779	9,796,634
Syndax Pharmaceuticals, Inc.*	656,761	9,536,170
Vaxcyte, Inc.*	326,250	16,632,225

		83,434,494

Broadline Retail 0.7%

Etsy, Inc.*(a)	280,777	18,132,579

Building Products 1.3%

Armstrong World Industries, Inc.	81,375	5,859,000
Hayward Holdings, Inc.*(a)	2,148,594	30,295,175

		36,154,175

Capital Markets 1.6%

AssetMark Financial Holdings, Inc.*	930,025	23,325,027

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    15

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Bridge Investment Group Holdings, Inc. (Class A Stock)	1,391,366	$12,800,567
Houlihan Lokey, Inc.	60,903	6,523,930

		42,649,524

Chemicals 0.8%

Avient Corp.	586,054	20,699,427

Commercial Services & Supplies 1.1%

ACV Auctions, Inc. (Class A Stock)*(a)	1,269,603	19,272,573
VSE Corp.(a)	204,568	10,318,410

		29,590,983

Construction & Engineering 1.5%

Great Lakes Dredge & Dock Corp.*	1,259,513	10,038,319
WillScot Mobile Mini Holdings Corp.*	729,595	30,343,856

		40,382,175

Construction Materials 0.5%

Summit Materials, Inc. (Class A Stock)*	477,093	14,856,676

Consumer Staples Distribution & Retail 2.2%

Chefs’ Warehouse, Inc. (The)*	491,794	10,416,197
Performance Food Group Co.*	818,397	48,170,847

		58,587,044

Diversified Telecommunication Services 0.3%

Cogent Communications Holdings, Inc.	126,107	7,806,023

Electrical Equipment 1.4%

Regal Rexnord Corp.	271,027	38,724,338

Electronic Equipment, Instruments & Components 0.4%

Cognex Corp.	260,121	11,039,535

Energy Equipment & Services 1.4%

Weatherford International PLC*	408,802	36,927,085

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Financial Services 3.2%

Shift4 Payments, Inc. (Class A Stock)*(a)	710,608	$39,346,365
WEX, Inc.*	248,326	46,707,637

		86,054,002

Food Products 2.6%

Adecoagro SA (Brazil)	2,557,367	29,895,620
Darling Ingredients, Inc.*	538,168	28,092,370
Freshpet, Inc.*	65,339	4,304,533
Lamb Weston Holdings, Inc.	88,796	8,210,078

		70,502,601

Ground Transportation 1.3%

Saia, Inc.*	90,371	36,026,399

Health Care Equipment & Supplies 0.3%

Shockwave Medical, Inc.*	38,908	7,746,583

Health Care Providers & Services 5.2%

Acadia Healthcare Co., Inc.*	449,774	31,623,610
Guardant Health, Inc.*	647,665	19,196,791
Molina Healthcare, Inc.*	138,880	45,537,363
Option Care Health, Inc.*	412,500	13,344,375
Progyny, Inc.*(a)	921,107	31,336,060

		141,038,199

Health Care Technology 0.4%

Phreesia, Inc.*	611,103	11,415,404

Hotel & Resort REITs 0.6%

Summit Hotel Properties, Inc.	2,823,664	16,377,251

Hotels, Restaurants & Leisure 4.1%

Bloomin’ Brands, Inc.(a)	1,336,670	32,868,715
Boyd Gaming Corp.	391,581	23,819,872
Cava Group, Inc.*(a)	457,593	14,016,074
Churchill Downs, Inc.	344,030	39,921,241

		110,625,902

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    17

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables 2.2%

Century Communities, Inc.	431,806	$28,836,005
Toll Brothers, Inc.	423,688	31,335,964

		60,171,969

Independent Power & Renewable Electricity Producers 0.4%

NextEra Energy Partners LP	361,900	10,748,430

Industrial REITs 1.1%

Plymouth Industrial REIT, Inc.	1,368,014	28,659,893

Insurance 5.8%

Axis Capital Holdings Ltd.	828,227	46,687,156
James River Group Holdings Ltd.	435,582	6,686,184
Markel Group, Inc.*	17,828	26,251,552
RenaissanceRe Holdings Ltd. (Bermuda)	168,573	33,363,968
Ryan Specialty Holdings, Inc.*	581,348	28,137,243
Skyward Specialty Insurance Group, Inc.*	635,337	17,382,820

		158,508,923

IT Services 0.8%

Globant SA*(a)	115,242	22,800,630

Leisure Products 0.6%

Brunswick Corp.	207,221	16,370,459

Life Sciences Tools & Services 0.2%

Olink Holding AB (Sweden), ADR*	369,165	5,445,184

Machinery 4.5%

Energy Recovery, Inc.*	680,941	14,442,759
Enerpac Tool Group Corp.	1,231,448	32,547,171
EnPro Industries, Inc.	171,155	20,742,274
Trinity Industries, Inc.	2,241,417	54,578,504

		122,310,708

Marine Transportation 1.9%

Kirby Corp.*	639,125	52,919,550

Metals & Mining 3.1%

B2Gold Corp. (Canada)	2,944,981	8,510,995
Constellium SE*	2,646,639	48,168,830

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

ERO Copper Corp. (Brazil)*	1,103,979	$19,035,662
Materion Corp.	74,494	7,591,684

		83,307,171

Mortgage Real Estate Investment Trusts (REITs) 1.0%

Ladder Capital Corp.	2,539,116	26,051,330

Multi-Utilities 2.4%

CenterPoint Energy, Inc.	1,048,593	28,154,722
NiSource, Inc.	1,491,489	36,809,949

		64,964,671

Office REITs 0.2%

Cousins Properties, Inc.	315,710	6,431,013

Oil, Gas & Consumable Fuels 5.6%

Chord Energy Corp.(a)	291,088	47,176,632
Permian Resources Corp.(a)	2,325,824	32,468,503
Targa Resources Corp.	851,675	73,005,581

		152,650,716

Passenger Airlines 0.4%

Sun Country Airlines Holdings, Inc.*	708,170	10,509,243

Personal Care Products 0.2%

elf Beauty, Inc.*	48,707	5,349,490

Pharmaceuticals 2.0%

Cymabay Therapeutics, Inc.*	513,408	7,654,913
Jazz Pharmaceuticals PLC*	262,133	33,930,496
Pacira BioSciences, Inc.*(a)	256,009	7,854,356
Revance Therapeutics, Inc.*	435,357	4,993,545

		54,433,310

Professional Services 5.0%

ASGN, Inc.*	100,382	8,199,202
HireRight Holdings Corp.*(a)	489,832	4,658,302
Huron Consulting Group, Inc.*	404,980	42,182,717
KBR, Inc.(a)	708,545	41,761,642

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    19

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Paycom Software, Inc.	149,379	$38,729,493
TELUS International CDA, Inc. (Philippines)*	40,057	305,235

		135,836,591

Real Estate Management & Development 1.0%

Howard Hughes Holdings, Inc.*	381,250	28,262,063

Residential REITs 0.6%

Independence Realty Trust, Inc.	1,088,829	15,319,824

Retail REITs 0.5%

Retail Opportunity Investments Corp.	1,080,302	13,374,139

Semiconductors & Semiconductor Equipment 3.0%

Entegris, Inc.	84,026	7,890,882
Tower Semiconductor Ltd. (Israel)*	678,917	16,674,201
Universal Display Corp.	357,028	56,049,826

		80,614,909

Software 5.5%

Clear Secure, Inc. (Class A Stock)(a)	1,083,901	20,637,475
CyberArk Software Ltd.*	149,184	24,431,864
Descartes Systems Group, Inc. (The) (Canada)*	124,861	9,162,300
DoubleVerify Holdings, Inc.*	163,391	4,566,779
EngageSmart, Inc.*	316,361	5,691,334
Intapp, Inc.*	423,773	14,204,871
PTC, Inc.*	121,243	17,177,708
Q2 Holdings, Inc.*	342,227	11,043,665
Sprout Social, Inc. (Class A Stock)*(a)	863,434	43,068,088

		149,984,084

Specialized REITs 2.8%

Gaming & Leisure Properties, Inc.	1,386,872	63,172,018
National Storage Affiliates Trust	442,090	14,031,937

		77,203,955

Specialty Retail 1.4%

Boot Barn Holdings, Inc.*	122,897	9,978,007

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

Burlington Stores, Inc.*	146,435	$19,812,656
Foot Locker, Inc.(a)	407,778	7,074,948

		36,865,611

Textiles, Apparel & Luxury Goods 3.3%

Kontoor Brands, Inc.(a)	221,112	9,709,028
On Holding AG (Switzerland) (Class A Stock)*	1,503,091	41,815,992
Ralph Lauren Corp.(a)	323,261	37,527,369

		89,052,389

Trading Companies & Distributors 0.9%

Herc Holdings, Inc.(a)	196,533	23,375,635

TOTAL LONG-TERM INVESTMENTS (cost $2,514,339,625)		2,643,632,247

SHORT-TERM INVESTMENTS 13.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	73,971,470	73,971,470
PGIM Institutional Money Market Fund (cost $288,522,741; includes $287,305,921 of cash collateral for securities on loan)(b)(wb)	288,808,265	288,634,980

TOTAL SHORT-TERM INVESTMENTS (cost $362,494,211)		362,606,450

TOTAL INVESTMENTS 110.9% (cost $2,876,833,836)		3,006,238,697
Liabilities in excess of other assets (10.9)%		(295,370,572)

NET ASSETS 100.0%		$2,710,868,125

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LP—Limited Partnership

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    21

Schedule of Investments  (continued)

as of September 30, 2023

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $279,446,726; cash collateral of $287,305,921 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$35,718,281	$—	$—
Automobiles	53,200	—	—
Banks	157,568,477	—	—
Biotechnology	83,434,494	—	—
Broadline Retail	18,132,579	—	—
Building Products	36,154,175	—	—
Capital Markets	42,649,524	—	—
Chemicals	20,699,427	—	—
Commercial Services & Supplies	29,590,983	—	—
Construction & Engineering	40,382,175	—	—
Construction Materials	14,856,676	—	—
Consumer Staples Distribution & Retail	58,587,044	—	—
Diversified Telecommunication Services	7,806,023	—	—
Electrical Equipment	38,724,338	—	—
Electronic Equipment, Instruments & Components	11,039,535	—	—
Energy Equipment & Services	36,927,085	—	—
Financial Services	86,054,002	—	—
Food Products	70,502,601	—	—
Ground Transportation	36,026,399	—	—
Health Care Equipment & Supplies	7,746,583	—	—
Health Care Providers & Services	141,038,199	—	—
Health Care Technology	11,415,404	—	—
Hotel & Resort REITs	16,377,251	—	—
Hotels, Restaurants & Leisure	110,625,902	—	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Household Durables	$60,171,969	$—	$—
Independent Power & Renewable Electricity Producers	10,748,430	—	—
Industrial REITs	28,659,893	—	—
Insurance	158,508,923	—	—
IT Services	22,800,630	—	—
Leisure Products	16,370,459	—	—
Life Sciences Tools & Services	5,445,184	—	—
Machinery	122,310,708	—	—
Marine Transportation	52,919,550	—	—
Metals & Mining	83,307,171	—	—
Mortgage Real Estate Investment Trusts (REITs)	26,051,330	—	—
Multi-Utilities	64,964,671	—	—
Office REITs	6,431,013	—	—
Oil, Gas & Consumable Fuels	152,650,716	—	—
Passenger Airlines	10,509,243	—	—
Personal Care Products	5,349,490	—	—
Pharmaceuticals	54,433,310	—	—
Professional Services	135,836,591	—	—
Real Estate Management & Development	28,262,063	—	—
Residential REITs	15,319,824	—	—
Retail REITs	13,374,139	—	—
Semiconductors & Semiconductor Equipment	80,614,909	—	—
Software	149,984,084	—	—
Specialized REITs	77,203,955	—	—
Specialty Retail	36,865,611	—	—
Textiles, Apparel & Luxury Goods	89,052,389	—	—
Trading Companies & Distributors	23,375,635	—	—
Short-Term Investments
Affiliated Mutual Funds	362,606,450	—	—

Total	$3,006,238,697	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2023 were as follows:

Affiliated Mutual Funds (10.6% represents investments purchased with collateral from securities on loan)	13.4%
Insurance	5.8
Banks	5.8
Oil, Gas & Consumable Fuels	5.6
Software	5.5

Health Care Providers & Services	5.2%
Professional Services	5.0
Machinery	4.5
Hotels, Restaurants & Leisure	4.1
Textiles, Apparel & Luxury Goods	3.3
Financial Services	3.2
Biotechnology	3.1

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    23

Schedule of Investments  (continued)

as of September 30, 2023

Industry Classification (continued):

Metals & Mining	3.1%
Semiconductors & Semiconductor Equipment	3.0
Specialized REITs	2.8
Food Products	2.6
Multi-Utilities	2.4
Household Durables	2.2
Consumer Staples Distribution & Retail	2.2
Pharmaceuticals	2.0
Marine Transportation	1.9
Capital Markets	1.6
Construction & Engineering	1.5
Electrical Equipment	1.4
Energy Equipment & Services	1.4
Specialty Retail	1.4
Building Products	1.3
Ground Transportation	1.3
Aerospace & Defense	1.3
Commercial Services & Supplies	1.1
Industrial REITs	1.1
Real Estate Management & Development	1.0
Mortgage Real Estate Investment Trusts (REITs)	1.0
Trading Companies & Distributors	0.9
IT Services	0.8
Chemicals	0.8
Broadline Retail	0.7

Hotel & Resort REITs	0.6%
Leisure Products	0.6
Residential REITs	0.6
Construction Materials	0.5
Retail REITs	0.5
Health Care Technology	0.4
Electronic Equipment, Instruments & Components	0.4
Independent Power & Renewable Electricity Producers	0.4
Passenger Airlines	0.4
Diversified Telecommunication Services	0.3
Health Care Equipment & Supplies	0.3
Office REITs	0.2
Life Sciences Tools & Services	0.2
Personal Care Products	0.2
Automobiles	0.0 *

110.9
Liabilities in excess of other assets	(10.9)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$279,446,726	$(279,446,726)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of September 30, 2023

Assets

Investments at value, including securities on loan of $279,446,726:
Unaffiliated investments (cost $2,514,339,625)	$2,643,632,247
Affiliated investments (cost $362,494,211)	362,606,450
Receivable for investments sold	22,922,970
Receivable for Fund shares sold	3,086,689
Dividends receivable	2,239,105
Tax reclaim receivable	46,038
Prepaid expenses	13,366

Total Assets	3,034,546,865

Liabilities

Payable to broker for collateral for securities on loan	287,305,921
Payable for Fund shares purchased	20,761,262
Payable for investments purchased	12,355,463
Management fee payable	1,534,573
Accrued expenses and other liabilities	1,497,401
Distribution fee payable	163,003
Affiliated transfer agent fee payable	61,117

Total Liabilities	323,678,740

Net Assets	$2,710,868,125

Net assets were comprised of:
Common stock, at par	$1,432,636
Paid-in capital in excess of par	2,603,154,810
Total distributable earnings (loss)	106,280,679

Net assets, September 30, 2023	$2,710,868,125

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    25

Statement of Assets and Liabilities

as of September 30, 2023

Class A

Net asset value and redemption price per share, ($411,857,860 ÷ 24,459,607 shares of common stock issued and outstanding)	$16.84
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price to public	$17.82

Class C

Net asset value, offering price and redemption price per share, ($10,333,977 ÷ 459,156 shares of common stock issued and outstanding)	$22.51

Class R

Net asset value, offering price and redemption price per share, ($108,533,934 ÷ 6,911,612 shares of common stock issued and outstanding)	$15.70

Class Z

Net asset value, offering price and redemption price per share, ($363,372,564 ÷ 18,169,917 shares of common stock issued and outstanding)	$20.00

Class R2

Net asset value, offering price and redemption price per share, ($12,746,213 ÷ 676,666 shares of common stock issued and outstanding)	$18.84

Class R4

Net asset value, offering price and redemption price per share, ($2,045,662 ÷ 106,708 shares of common stock issued and outstanding)	$19.17

Class R6

Net asset value, offering price and redemption price per share, ($1,801,977,915 ÷ 92,479,965 shares of common stock issued and outstanding)	$19.49

See Notes to Financial Statements.

Statement of Operations

Year Ended September 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $200,424 foreign withholding tax)	$40,788,500
Affiliated dividend income	2,953,574
Income from securities lending, net (including affiliated income of $967,131)	1,063,073

Total income	44,805,147

Expenses
Management fee	18,979,459
Distribution fee(a)	2,387,596
Shareholder servicing fees(a)	11,195
Transfer agent’s fees and expenses (including affiliated expense of $335,491)(a)	1,435,987
Custodian and accounting fees	165,645
Registration fees(a)	109,757
Shareholders’ reports	99,411
Professional fees	54,507
Directors’ fees	50,996
Audit fee	25,440
Miscellaneous	63,696

Total expenses	23,383,689
Less: Fee waiver and/or expense reimbursement(a)	(26,790)
Distribution fee waiver(a)	(292,782)

Net expenses	23,064,117

Net investment income (loss)	21,741,030

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $16,427)	(25,104,518)
Foreign currency transactions	10,583

(25,093,935)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $17,530)	192,672,577

Net gain (loss) on investment and foreign currency transactions	167,578,642

Net Increase (Decrease) In Net Assets Resulting From Operations	$189,319,672

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Distribution fee	1,359,702	126,518	878,345	—	23,031	—	—
Shareholder servicing fees	—	—	—	—	9,213	1,982	—
Transfer agent’s fees and expenses	731,070	22,042	170,578	456,707	26,935	3,578	25,077
Registration fees	17,922	14,300	6,584	27,159	6,584	6,054	31,154
Fee waiver and/or expense reimbursement	—	—	—	—	(20,059)	(6,731)	—
Distribution fee waiver	—	—	(292,782)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    27

Statements of Changes in Net Assets

	Year Ended September 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$21,741,030	$6,645,235
Net realized gain (loss) on investment and foreign currency transactions	(25,093,935)	103,901,575
Net change in unrealized appreciation (depreciation) on investments	192,672,577	(626,497,716)

Net increase (decrease) in net assets resulting from operations	189,319,672	(515,950,906)

Dividends and Distributions
Distributions from distributable earnings
Class A	(18,142,082)	(174,559,455)
Class C	(395,179)	(4,769,099)
Class R	(4,996,511)	(47,410,255)
Class Z	(13,913,313)	(121,470,127)
Class R2	(190,361)	(1,393,766)
Class R4	(31,240)	(179,466)
Class R6	(66,802,691)	(241,822,838)

	(104,471,377)	(591,605,006)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	529,726,720	1,418,226,831
Net asset value of shares issued in reinvestment of dividends and distributions	102,069,673	566,459,157
Cost of shares purchased	(593,103,253)	(490,693,967)

Net increase (decrease) in net assets from Fund share transactions	38,693,140	1,493,992,021

Total increase (decrease)	123,541,435	386,436,109

Net Assets:

Beginning of year	2,587,326,690	2,200,890,581

End of year	$2,710,868,125	$2,587,326,690

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended September 30,
	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.38	$28.33	$20.68	$21.08		$26.83
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.01	(0.10)	(0.04	)(b)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08	(3.78)	11.23	1.55		(1.94)
Total from investment operations	1.16	(3.77)	11.13	1.51		(2.00)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.08)	-	-		(0.05)
Distributions from net realized gains	(0.70)	(8.10)	(3.48)	(1.91)		(3.70)
Total dividends and distributions	(0.70)	(8.18)	(3.48)	(1.91)		(3.75)
Net asset value, end of year	$16.84	$16.38	$28.33	$20.68		$21.08
Total Return(c):	6.93%	(20.52)%	58.28%	7.29%		(5.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$411,858	$438,659	$616,160	$447,491		$520,351
Average net assets (000)	$453,234	$553,509	$575,482	$449,980		$577,174
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.14%	1.13%	1.18%		1.17%
Expenses before waivers and/or expense reimbursement	1.15%	1.14%	1.13%	1.18%		1.17%
Net investment income (loss)	0.43%	0.07%	(0.38)%	(0.21)%		(0.27)%
Portfolio turnover rate(e)	59%	53%	64%	58%		30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    29

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2023		2022(a)		2021(a)	2020(a)		2019(a)

Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$21.86		$35.44		$33.72	$38.88		$59.08
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(c)	(0.20	)(c)	(0.36)	(0.28	)(c)	(0.44)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.44		(5.20)		16.00	2.76		(4.92)
Total from investment operations	1.35		(5.40)		15.64	2.48		(5.36)
Less Dividends and Distributions:
Dividends from net investment income	-		(0.08)		-	-		(0.04)
Distributions from net realized gains	(0.70)		(8.10)		(13.92)	(7.64)		(14.80)
Total dividends and distributions	(0.70)		(8.18)		(13.92)	(7.64)		(14.84)
Net asset value, end of year	$22.51		$21.86		$35.44	$33.72		$38.88
Total Return(d):	6.04%		(21.10)%		57.01%	6.54%		(6.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,334		$13,646		$21,421	$21,468		$34,527
Average net assets (000)	$12,652		$18,021		$23,032	$26,313		$51,231
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.97%		1.91%		1.88%	1.89%		1.86%
Expenses before waivers and/or expense reimbursement	1.97%		1.91%		1.88%	1.89%		1.86%
Net investment income (loss)	(0.38)%		(0.72)%		(1.11)%	(0.89)%		(1.03)%
Portfolio turnover rate(f)	59%		53%		64%	58%		30%

(a)

The Fund had a 4 to 1 reverse stock split effective December 27, 2021. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 7 in the Notes to Financial Statements). The net asset value reported at the original dates prior to the reverse stock split were $8.86, $8.43 and $9.72 for the years ended September 30, 2021, 2020 and 2019, respectively.

(b)	Calculated based on average shares outstanding during the year.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended September 30,
	2023	2022		2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.35	$27.07		$19.92	$20.40		$26.10
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.03	)(b)	(0.14)	(0.08	)(b)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	(3.51)		10.77	1.51		(1.90)
Total from investment operations	1.05	(3.54)		10.63	1.43		(1.99)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.08)		-	-		(0.01)
Distributions from net realized gains	(0.70)	(8.10)		(3.48)	(1.91)		(3.70)
Total dividends and distributions	(0.70)	(8.18)		(3.48)	(1.91)		(3.71)
Net asset value, end of year	$15.70	$15.35		$27.07	$19.92		$20.40
Total Return(c):	6.67%	(20.65)%		57.95%	7.12%		(6.07)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$108,534	$111,936		$161,790	$135,920		$138,754
Average net assets (000)	$117,113	$142,659		$164,085	$133,107		$149,385
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.33%		1.33%	1.35%		1.34%
Expenses before waivers and/or expense reimbursement	1.58%	1.58%		1.58%	1.60%		1.59%
Net investment income (loss)	0.24%	(0.13)%		(0.58)%	(0.43)%		(0.46)%
Portfolio turnover rate(e)	59%	53%		64%	58%		30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    31

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.31	$31.93	$22.88	$23.05	$28.94
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.10	(0.01)	0.04	- (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27	(4.54)	12.54	1.70	(2.06)
Total from investment operations	1.43	(4.44)	12.53	1.74	(2.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.08)	-	-	(0.13)
Distributions from net realized gains	(0.70)	(8.10)	(3.48)	(1.91)	(3.70)
Total dividends and distributions	(0.74)	(8.18)	(3.48)	(1.91)	(3.83)
Net asset value, end of year	$20.00	$19.31	$31.93	$22.88	$23.05
Total Return(c):	7.28%	(20.23)%	58.79%	7.69%	(5.58)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$363,373	$371,658	$480,732	$493,395	$775,200
Average net assets (000)	$398,223	$450,927	$527,437	$589,620	$1,156,293
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.81%	0.81%	0.81%	0.82%	0.82%
Expenses before waivers and/or expense reimbursement	0.81%	0.81%	0.81%	0.82%	0.82%
Net investment income (loss)	0.78%	0.41%	(0.05)%	0.18%	0.02%
Portfolio turnover rate(e)	59%	53%	64%	58%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R2 Shares
	Year Ended September 30,
	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.26	$30.70	$22.18	$22.48		$28.24
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.01	(0.12)	(0.03	)(b)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	(4.27)	12.12	1.64		(1.97)
Total from investment operations	1.28	(4.26)	12.00	1.61		(2.03)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.08)	-	-		(0.03)
Distributions from net realized gains	(0.70)	(8.10)	(3.48)	(1.91)		(3.70)
Total dividends and distributions	(0.70)	(8.18)	(3.48)	(1.91)		(3.73)
Net asset value, end of year	$18.84	$18.26	$30.70	$22.18		$22.48
Total Return(c):	6.87%	(20.53)%	58.24%	7.28%		(5.65)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,746	$4,889	$5,582	$6,179		$8,925
Average net assets (000)	$9,212	$4,980	$6,623	$7,364		$8,935
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.18%	1.18%	1.18%	1.18%		1.18%
Expenses before waivers and/or expense reimbursement	1.40%	1.35%	1.28%	1.39%		1.42%
Net investment income (loss)	0.38%	0.02%	(0.42)%	(0.14)%		(0.26)%
Portfolio turnover rate(e)	59%	53%	64%	58%		30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    33

Financial Highlights (continued)

Class R4 Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.54	$31.00	$22.32	$22.55	$28.41
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.08	(0.04)	0.04	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	(4.36)	12.20	1.64	(2.05)
Total from investment operations	1.34	(4.28)	12.16	1.68	(2.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.08)	-	-	(0.10)
Distributions from net realized gains	(0.70)	(8.10)	(3.48)	(1.91)	(3.70)
Total dividends and distributions	(0.71)	(8.18)	(3.48)	(1.91)	(3.80)
Net asset value, end of year	$19.17	$18.54	$31.00	$22.32	$22.55
Total Return(b):	7.13%	(20.34)%	58.59%	7.58%	(5.71)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,046	$724	$680	$1,655	$4,107
Average net assets (000)	$1,982	$751	$1,569	$2,153	$3,334
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	1.27%	1.81%	1.37%	1.61%	1.49%
Net investment income (loss)	0.64%	0.34%	(0.16)%	0.19%	(0.05)%
Portfolio turnover rate(d)	59%	53%	64%	58%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.83	$31.30	$22.46	$22.64	$28.51
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.12	0.01 (b)	0.05	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	(4.41)	12.31	1.68	(2.05)
Total from investment operations	1.42	(4.29)	12.32	1.73	(2.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.08)	-	-	(0.16)
Distributions from net realized gains	(0.70)	(8.10)	(3.48)	(1.91)	(3.70)
Total dividends and distributions	(0.76)	(8.18)	(3.48)	(1.91)	(3.86)
Net asset value, end of year	$19.49	$18.83	$31.30	$22.46	$22.64
Total Return(c):	7.38%	(20.17)%	59.03%	7.78%	(5.44)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,801,978	$1,645,815	$914,526	$580,309	$761,160
Average net assets (000)	$1,850,578	$950,556	$758,747	$613,233	$1,011,193
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.69%	0.70%	0.69%	0.70%	0.69%
Expenses before waivers and/or expense reimbursement	0.69%	0.70%	0.69%	0.70%	0.69%
Net investment income (loss)	0.89%	0.49%	0.05%	0.26%	0.18%
Portfolio turnover rate(e)	59%	53%	64%	58%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund    35

Notes to Financial Statements

1.	Organization

Prudential Jennison Small Company Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and PGIM Jennison Small Company Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve capital growth.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Small Company Fund    37

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Jennison Small Company Fund    39

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.70% to $1 billion of average daily net assets;	0.67%
0.65% over $1 billion of average daily net assets

The Manager has contractually agreed, through January 31, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R2	1.18
R4	0.93
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM Jennison Small Company Fund    41

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee

A	0.30%	0.30%	N/A%

C	1.00	1.00	N/A

R	0.75	0.50	N/A

Z	N/A	N/A	N/A

R2	0.25	0.25	0.10

R4	N/A	N/A	0.10

R6	N/A	N/A	N/A

For the year ended September 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$134,463	$146

C	—	710

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$1,610,483,502	$1,620,118,701

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$558,415,749	$484,444,279	$ —	$—	$73,971,470	73,971,470	$2,953,574

PGIM Institutional Money Market Fund(1)(b)(wb)
398,122,028	2,161,160,219	2,270,681,224	17,530	16,427	288,634,980	288,808,265	967,131	(2)
$398,122,028	$2,719,575,968	$2,755,125,503	$17,530	$16,427	$362,606,450		$3,920,705

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

PGIM Jennison Small Company Fund    43

Notes to Financial Statements (continued)

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$6,447,931	$98,023,446	$—	$104,471,377

For the year ended September 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$243,631,151	$347,973,855	$—	$591,605,006

For the year ended September 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$15,851,183	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,886,385,950	$361,730,421	$(241,877,674)	$119,852,747

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales, corporate spin-off adjustments, investment in partnerships, and other cost basis difference between GAAP and tax reporting.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of September 30, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$29,423,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

There are 1,250,000,000 shares of common stock authorized, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are further classified and designated as follows:

Class	Number of Shares
A	200,000,000
B	10,000,000
C	50,000,000
R	175,000,000
Z	365,000,000
T	75,000,000
R2	75,000,000
R4	75,000,000
R6	225,000,000

PGIM Jennison Small Company Fund    45

Notes to Financial Statements (continued)

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	38,846	0.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	2	52.9

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended September 30, 2023:
Shares sold	1,076,895	$19,039,589
Shares issued in reinvestment of dividends and distributions	993,234	17,312,068
Shares purchased	(4,506,516)	(79,409,828)
Net increase (decrease) in shares outstanding before conversion	(2,436,387)	(43,058,171)
Shares issued upon conversion from other share class(es)	248,823	4,411,917
Shares purchased upon conversion into other share class(es)	(129,013)	(2,270,801)
Net increase (decrease) in shares outstanding	(2,316,577)	$(40,917,055)

Year ended September 30, 2022:
Shares sold	1,990,730	$43,351,691
Shares issued in reinvestment of dividends and distributions	7,603,486	165,984,105
Shares purchased	(4,579,570)	(95,673,688)
Net increase (decrease) in shares outstanding before conversion	5,014,646	113,662,108
Shares issued upon conversion from other share class(es)	260,772	5,777,999
Shares purchased upon conversion into other share class(es)	(246,895)	(5,800,061)
Net increase (decrease) in shares outstanding	5,028,523	$113,640,046

Share Class	Shares	Amount

Class C(a)
Year ended September 30, 2023:
Shares sold	67,263	$1,598,084
Shares issued in reinvestment of dividends and distributions	16,633	390,036
Shares purchased	(111,426)	(2,655,521)
Net increase (decrease) in shares outstanding before conversion	(27,530)	(667,401)
Shares purchased upon conversion into other share class(es)	(137,578)	(3,255,277)
Net increase (decrease) in shares outstanding	(165,108)	$(3,922,678)

Year ended September 30, 2022:
Shares sold	90,280	$1,547,843
Shares issued in reinvestment of dividends and distributions	160,305	4,695,323
Shares purchased	(1,890,798)	(2,494,562)
Net increase (decrease) in shares outstanding before conversion	(1,640,213)	3,748,604
Shares purchased upon conversion into other share class(es)	(152,242)	(2,936,370)
Net increase (decrease) in shares outstanding	(1,792,455)	$812,234

Class R
Year ended September 30, 2023:
Shares sold	450,272	$7,265,863
Shares issued in reinvestment of dividends and distributions	306,849	4,995,494
Shares purchased	(1,138,500)	(18,701,366)
Net increase (decrease) in shares outstanding	(381,379)	$(6,440,009)

Year ended September 30, 2022:
Shares sold	415,748	$7,740,629
Shares issued in reinvestment of dividends and distributions	2,307,961	47,267,045
Shares purchased	(1,406,798)	(27,723,351)
Net increase (decrease) in shares outstanding	1,316,911	$27,284,323

Class Z
Year ended September 30, 2023:
Shares sold	5,281,512	$111,185,345
Shares issued in reinvestment of dividends and distributions	621,949	12,837,032
Shares purchased	(6,975,612)	(146,343,226)
Net increase (decrease) in shares outstanding before conversion	(1,072,151)	(22,320,849)
Shares issued upon conversion from other share class(es)	111,057	2,302,481
Shares purchased upon conversion into other share class(es)	(115,169)	(2,419,635)
Net increase (decrease) in shares outstanding	(1,076,263)	$(22,438,003)

PGIM Jennison Small Company Fund    47

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2022:
Shares sold	6,132,665	$148,167,683
Shares issued in reinvestment of dividends and distributions	4,275,526	109,710,003
Shares purchased	(6,317,933)	(151,081,126)
Net increase (decrease) in shares outstanding before conversion	4,090,258	106,796,560
Shares issued upon conversion from other share class(es)	224,639	5,621,251
Shares purchased upon conversion into other share class(es)	(124,121)	(3,345,661)
Net increase (decrease) in shares outstanding	4,190,776	$109,072,150

Class R2
Year ended September 30, 2023:
Shares sold	535,948	$10,569,822
Shares issued in reinvestment of dividends and distributions	9,762	190,361
Shares purchased	(135,699)	(2,649,702)
Net increase (decrease) in shares outstanding before conversion	410,011	8,110,481
Shares purchased upon conversion into other share class(es)	(1,118)	(21,326)
Net increase (decrease) in shares outstanding	408,893	$8,089,155

Year ended September 30, 2022:
Shares sold	103,747	$2,142,752
Shares issued in reinvestment of dividends and distributions	57,286	1,393,766
Shares purchased	(75,071)	(1,802,239)
Net increase (decrease) in shares outstanding	85,962	$1,734,279

Class R4
Year ended September 30, 2023:
Shares sold	156,995	$3,165,197
Shares issued in reinvestment of dividends and distributions	836	16,566
Shares purchased	(90,167)	(1,851,688)
Net increase (decrease) in shares outstanding	67,664	$1,330,075

Year ended September 30, 2022:
Shares sold	16,147	$358,141
Shares issued in reinvestment of dividends and distributions	4,717	116,316
Shares purchased	(3,764)	(85,038)
Net increase (decrease) in shares outstanding	17,100	$389,419

Share Class	Shares	Amount

Class R6
Year ended September 30, 2023:
Shares sold	18,485,581	$376,902,820
Shares issued in reinvestment of dividends and distributions	3,301,549	66,328,116
Shares purchased	(16,761,496)	(341,491,922)
Net increase (decrease) in shares outstanding before conversion	5,025,634	101,739,014
Shares issued upon conversion from other share class(es)	72,176	1,465,444
Shares purchased upon conversion into other share class(es)	(10,961)	(212,803)
Net increase (decrease) in shares outstanding	5,086,849	$102,991,655

Year ended September 30, 2022:
Shares sold	57,659,141	$1,214,918,092
Shares issued in reinvestment of dividends and distributions	9,487,909	237,292,599
Shares purchased	(8,980,472)	(211,833,963)
Net increase (decrease) in shares outstanding before conversion	58,166,578	1,240,376,728
Shares issued upon conversion from other share class(es)	65,177	1,882,643
Shares purchased upon conversion into other share class(es)	(54,326)	(1,199,801)
Net increase (decrease) in shares outstanding	58,177,429	$1,241,059,570

(a)	On December 27, 2021, the Fund declared a 4 to 1 reverse stock split.

On December 27, 2021, the Fund’s Class C shares implemented a four-into-one reverse stock split the net effect of which was to decrease the number of the Fund’s outstanding shares and increase the net asset value per share by a proportionate amount. While the number of the Fund’s outstanding shares decreased, neither the Fund’s holdings nor the total value of shareholders’ investments in the Fund were affected. Immediately after the reverse stock split, each shareholder maintained the same percentage of the Fund’s net assets prior to the reverse stock split. Capital share activity referenced in the Statement of Changes in Net Assets and in Note 7, as well as per share data in the Financial Highlights for Class C shares have been retroactively adjusted to reflect the reverse stock split.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Jennison Small Company Fund    49

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended September 30, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s Prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

PGIM Jennison Small Company Fund    51

Notes to Financial Statements (continued)

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Jennison Small Company Fund, Inc. and Shareholders of PGIM Jennison Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Small Company Fund (the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights), prior to the reflection of the reverse stock split as described in Note 7, were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

We also have audited the adjustment to the financial highlights for the year ended September 30, 2019 to reflect the reverse stock split, as described in Note 7. In our opinion, such adjustment is appropriate and has been properly applied. We were not engaged to audit, review, or apply any procedures to the 2019 financial statements and financial highlights of the Fund other than with respect to the adjustment and, accordingly, we do not express an opinion or any other form of assurance on the 2019 financial statements and financial highlights taken as a whole.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Small Company Fund    53

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2023, the Fund reported the maximum amount allowed per share, but not less than $0.70 for Class A, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD); and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IRD”):

Fund	QDI	DRD	IRD

PGIM Jennison Small Company Fund	100%	93.49%	10.93%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2023.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Small Company Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Small Company Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Small Company Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Jennison Small Company Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Small Company Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Small Company Fund is the sole series of Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role serving as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on

Visit our website at pgim.com/investments

which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year periods, and underperformed its benchmark index over the one-year period.

Visit our website at pgim.com/investments

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 1.18% for Class R2 shares and 0.93% for Class R4 shares through January 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Small Company Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-
1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ●
Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering
Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E.
McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer
● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 534432
	Services LLC	Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Small Company Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON SMALL COMPANY FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PGOAX	PSCCX	JSCRX	PSCZX	PSCHX	PSCJX	PJSQX

CUSIP	74441N101	74441N309	74441N507	74441N408	74441N861	74441N853	74441N887

MF109 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2023 and the fiscal year ended September 30, 2022, PricewaterhouseCoopers LLP (“PwC”), the registrant’s principal accountant, billed the registrant $25,440 and $24,850, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(c) Tax Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(d) All Other Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2023 and September 30, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item	9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 16, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	November 16, 2023